UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
---------------
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

Kraig Biocraft Laboratories, Inc.
(Exact name of Registrant as specified in charter)

Wyoming	333-146316	83-0459707
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

120 N. Washington Square, Suite 805, Lansing, Michigan	48933
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (517) 336-0807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

Previous Independent Accountants

On October 28, 2013, we dismissed PS Stephenson & Co, P.C. (“Stephenson”), as our independent accountant. The reports of Stephenson, on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not modified; however, the reports were qualified as to the uncertainty of our ability to continue as a going concern due to our dependence on a successful execution of our plan of operations and ability to raise additional financing, lack of our generation of revenues, and our stockholders’ deficit and negative working capital. The decision to change independent accountants was approved by our Board of Directors on October 28, 2013.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Stephenson, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stephenson, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Stephenson, with a copy of this disclosure before its filing with the SEC. We requested that Stephenson, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Stephenson, stating that it does agree with the above statements. A copy of such letter, dated as of October 30, 2013 is filed as Exhibit 16.1 to this report.

New Independent Accountants

Our Board of Directors appointed M&K CPAs (“M&K”) as our new independent registered public accounting firm effective as of October 28, 2013. During the two most recent fiscal years and through the date of our engagement, we did not consult with M&K regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.

(d)      The following exhibits are filed with this report:

Exhibit No.	Description

16.1	Letter from PS Stephenson & Co, P.C. to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraig Biocraft Laboratories, Inc.

Dated: October 30, 2013	By:	/s/ Kim Thompson
Name: Kim Thompson
Title: Chief Executive Officer